SEMI-ANNUAL REPORT -- June 30, 1999

                              SKYLINE SMALL CAP
                                 VALUE PLUS
                                 -----------------------

SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN


                               [SKYLINE LOGO]
                                SKYLINE Funds

  LETTER from Kenneth S. Kailin, Portfolio Manager:(1)
------------------------------------------------------------------------
                                                                   June 30, 1999

Dear Shareholder:

OVERVIEW

For the three-month period ending June 30, 1999, the Fund returned a very healthy 19.14%. During this same period the Russell 2000 Index rose 15.55%, while the average small cap fund was up 15.56%. The strong Fund results for the quarter relate to a strong economy, increased interest in small company stocks, and good stock selection. While these short-term results are satisfying, the environment over the last year proved very difficult for our small company value style of investing. The Fund returned 4.07% for the first six months of 1999 as compared to 9.28% for the Russell 2000 Index. Recent monthly returns indicate a favorable turn in market psychology may be occurring in small company stocks, which would benefit our style in the future.

MARKET REVIEW

The big news of the second quarter was the improved performance of small cap stocks, with the Russell 2000 Index showing a gain of 15.55% compared to a 6.92% return for the S&P 500 Index. This turnaround started in mid-April when first quarter earnings reports were announced. Investors noticed that profit growth was accelerating after a difficult second half in 1998. At the same time, companies reported that results from Asia were improving. This occurred at a time when relative valuations favored small cap stocks. The combination of low valuations and good financial news sparked a meaningful rally.

In terms of investment styles, both growth and value managers could find something positive in the period as all major industry sectors produced solid returns. Value-oriented investment strategies saw improved results due largely to big gains registered by cyclical sectors of the market. Investors reasoned that improving worldwide economic news was positive for cyclical companies. At the same time, the technology sector was very strong, helping growth stock managers. Interestingly, consumer stocks were laggards during the period despite very strong consumer spending trends.

PORTFOLIO REVIEW

Compared to almost any measure, the Fund performed well in the second quarter with a 19.14% return. The combination of a strong economy and renewed interest in small company stocks helped create positive returns. The outperformance largely stemmed from strong stock selections. Sector returns relative to our benchmarks were mixed, although more heavily weighted areas such as technology and consumer-related stocks performed well.

On an absolute basis, every industry sector showed positive returns in the quarter, but some were more robust than others. Technology stocks were the stars in the quarter after being a difficult area for the Fund over the last year. In fact, these stocks were up over 40% for the Fund and represented almost 20% of the holdings. Signs improved for the profit outlook for many of these companies due to high sales demand and big cost saving programs. This outlook, combined with low valuations, drove powerful moves in these stocks. We remain bullish on this sector, although valuations are not quite as compelling.

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      1

Another important sector for the Fund was consumer-related stocks, which represented over 25% of the holdings. These stocks were also generally strong performers for the Fund, even though there were also a few weak positions. Low valuations coupled with improving profit growth trends fueled solid stock selections in this sector. We believe this area should continue to do well as we approach the holiday season. Financial stocks in the Fund performed similar to the financial stocks within the Russell 2000 Index. However, the return of 11% was comparatively weak versus other sectors. Rising interest rate fears caused other sectors to appear more attractive. As a result, the Fund's holdings in this sector were reduced during the quarter. Other sectors of the Fund showed mixed results.

In summary, strong stock selection highlighted by technology and consumer stocks drove much of the superior gains in the past quarter. This strength related to low valuations, improved profit outlooks, and increased investor attention in the small company stock market arena. Also noteworthy was the low number of disappointing corporate developments within the Fund's holdings during the quarter, which is another hopeful sign for the future.

OUTLOOK

We believe that a major change occurred in the stock market in April that will be positive for the Fund going forward. After an extended period of outperformance by large cap stocks and growth-oriented strategies, a shift occurred in April that favored small cap stocks and value-oriented strategies. We believe this shift occurred because of superior relative valuation, an improving worldwide economic environment, and better corporate earnings growth.

In terms of relative valuation, small cap stocks have not been so attractively priced since the early 1970s. After trading near parity with large cap stocks for most of the past 20 years, small cap stocks are currently trading at a very large discount. A move back to parity from current levels would provide an enormous performance advantage for small cap stocks.

We believe the catalyst for such a move is the improving international economic situation along with better corporate earnings growth. Recent developments on the international front have been encouraging and corporate earnings growth picked up in the March quarter following a rather dismal showing in the last half of 1998. Further improvement in these areas should strongly help small cap valuations.

The Fund remains inexpensively priced relative to the market, trading at a 20% discount to the Russell 2000 Index and a 30% discount compared to the S&P 500 Index. The expected earnings growth rate for the companies within the Fund is considerably better than the average company within the Russell 2000 Index or the S&P 500 Index. We believe the move in small cap stocks in the June quarter is just the beginning of a very long period of strong relative performance. While not many quarters will likely be as robust as this past one, we believe the Fund is well positioned to benefit from improving trends over the coming years.

/s/ Kenneth S. Kailin

2                       SEMI-ANNUAL REPORT - JUNE 30, 1999

- PORTFOLIO Characteristics
---------------------------------------------

                                            SMALL CAP
                                            VALUE PLUS     RUSSELL 2000       S&P 500

P/E RATIO (MEDIAN)                             18.3            22.8             26.2
PRICE/BOOK                                     3.03            2.44             5.21
PRICE/SALES                                    0.97            1.22             2.26
------------------------------------------------------------------------------------------
EPS GROWTH--5 YRS (HISTORICAL)                18.2%           14.1%            14.8%
EPS GROWTH--1 YR (FORECASTED)                 21.6%           17.1%            18.2%
------------------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.                   $850 million    $730 million     $70 billion
PORTFOLIO VALUE                            $90 million     $913 billion   $11,213 billion
NUMBER OF HOLDINGS                              54             2000             500
-------------------------------------------------------------------------------
TICKER SYMBOL:                                SPEQX
CUSIP #:                                    830833406
INITIAL INVESTMENT:                           $1,000
SUBSEQUENT INVESTMENT:                         $100
NET ASSET VALUE (PER SHARE):                  $12.26

- TOP Ten Holdings(3)

                                                             % OF NET ASSETS

-----------------------------------------------------------------------------

 IVEX PACKAGING CORP.
  Consumer & industrial packaging                                    3.2%

 SAFETY-KLEEN CORP.
  Industrial waste services                                          3.0%

 DEL MONTE FOODS CO.
  Canned foods                                                       2.7%

 DII GROUP, INC.
  Electronics manufacturing                                          2.6%

 NEWFIELD EXPLORATION CO.
  Oil & gas producer                                                 2.6%

 WESLEY JESSEN VISIONCARE, INC.
  Contact lenses manufacturer                                        2.6%

 CACI INTERNATIONAL INC.
  Technology services provider                                       2.4%

 COVENANT TRANSPORT, INC.
  Specialty truckload carrier                                        2.3%

 PENTAIR, INC.
  Diversified manufacturer                                           2.3%

 ARTESYN TECHNOLOGIES, INC.
  Power supplies                                                     2.2%

 TOP TEN HOLDINGS                                                   25.9%

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                             2Q
                            1999    YTD    1 yr.   3 yrs.
 SMALL CAP VALUE PLUS      19.14    4.07   -8.45   11.30
 RUSSELL 2000              15.55    9.28    1.50   11.22
 S&P 500                    6.92   12.22   22.71   29.16

- SECTOR Weightings (as of June 30, 1999)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary         22.9%
Consumer Staples                4.8%
Energy                          2.6%
Financial Services             17.4%
Health Care                     8.7%
Materials & Processing          5.3%
Producer Durables               8.8%
Technology                     19.6%
Cash                            4.1%
Autos & Transportation          5.8%

4                       SEMI-ANNUAL REPORT - JUNE 30, 1999

--------------------------------------------------------------------------------

                                                                                  Calendar Years
                                        Since         -----------------------------------------------------------------------
                           5 yrs.    Inception(2)       1998        1997        1996        1995        1994        1993(2)
 SMALL CAP VALUE PLUS      13.89         11.76        -6.7        26.2        26.6        21.0        -1.5            10.1
 RUSSELL 2000              15.40         12.95        -2.6        22.4        16.5        28.4        -1.8            13.8
 S&P 500                   27.93         21.94        28.8        33.4        23.3        37.5         1.3            10.0

- SECTOR Performance(1) (as of June 30, 1999)
--------------------------------------------------------------------------------

                      2Q 1999                                              YTD 1999
---------------------------------------------------- ----------------------------------------------------
                                SMALL CAP    RUSSELL                                 SMALL CAP    RUSSELL
                                VALUE PLUS    2000                                   VALUE PLUS    2000

Materials & Processing           57.8  %     19.9 %  Energy                           35.0  %     33.2 %
---------------------------------------------------- ----------------------------------------------------
Technology                       41.1        21.5    Materials & Processing           23.8         5.9
---------------------------------------------------- ----------------------------------------------------
Energy                           25.2        26.3    Technology                       14.9        17.9
---------------------------------------------------- ----------------------------------------------------
Consumer Staples                 22.0         6.9    Consumer Discretionary           10.5        10.6
---------------------------------------------------- ----------------------------------------------------
Consumer Discretionary           18.0         9.5    Consumer Staples                  6.4        -9.8
---------------------------------------------------- ----------------------------------------------------
Health Care                      11.3        11.5    Health Care                      -4.7        -0.8
---------------------------------------------------- ----------------------------------------------------
Financial Services               11.0        12.2    Financial Services               -6.6         4.7
---------------------------------------------------- ----------------------------------------------------
Producer Durables                 9.5        23.7    Producer Durables                -8.2        10.7
---------------------------------------------------- ----------------------------------------------------
Autos & Transportation            2.8        23.4    Autos & Transportation           -13.8        9.4
---------------------------------------------------- ----------------------------------------------------
Utilities                        N/A*        16.7    Utilities                        N/A*        20.9
---------------------------------------------------- ----------------------------------------------------
Other                            N/A*        18.0    Other                            N/A*        -1.9
---------------------------------------------------- ----------------------------------------------------

* NOT APPLICABLE

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      5

  STOCK Highlights(3)
------------------------------------------------------------------------

 HEIDRICK & STRUGGLES INTERNATIONAL, INC. (HSII)
HSII is the world's leading executive search firm. HSII was founded in 1954 but only became a public company in 1999. HSII specializes in senior level searches and receives a fee regardless of the success of the search. HSII is benefiting from a 20% growth rate in the executive search industry caused by the increase in senior level job-turnover and the ever-upward spiraling level of senior management pay. HSII is growing faster than the industry by adding consultants, opening new offices in new geographic markets, and acquiring small complementary firms. HSII has conducted a significant number of searches for Internet companies and has received warrants as partial compensation, representing a hidden asset. Management's and shareholders' interests are aligned, as management/employees control over 70% of HSII's stock. We feel HSII's stock represents an exceptional value based on a low price/earnings ratio and expectation of strong profit growth in the years ahead.

 WHITEHALL JEWELLERS, INC. (WHJI)
WHJI is one of the largest jewelry chains in the United States. WHJI operates over 260 mall-based stores in 29 states under multiple names including Lundstrom Jewelers, Whitehall Jewellers, and Marks Bros. Jewelers. WHJI utilizes a small and open front store format, which allows it to be more efficient and profitable than most of its competitors. WHJI should be able to generate above-average earnings growth for the next several years. The combination of rising disposable income and the maturation of the baby boomer generation, who spend more on jewelry than other demographic groups, and aggressive new store expansion should fuel impressive earnings growth. Despite its high financial returns and solid earnings growth prospects, WHJI trades at a discounted valuation, making this stock a true "diamond in the rough".

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, and five years ended June 30, 1999, and for the period February 9, 1993 (inception) through June 30, 1999, is an average annual total return calculation which is described in the Fund's prospectus.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Frank Russell Company & Lipper Analytical Services, Inc.

(2) Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small cap companies, which tend to be more volatile and less liquid than stocks of large cap companies.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

6                       SEMI-ANNUAL REPORT - JUNE 30, 1999

                      This page left blank intentionally.

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      7

- PORTFOLIO Holdings as of June 30, 1999 (unaudited)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 5.8%
  AIRLINE - 1.3%
Mesaba Holdings, Inc.(a)             Regional airline                       89,300    $   1,138,575
  AUTO RELATED - 2.2%
Dura Automotive Systems(a)           OEM auto parts producer                60,700        2,018,275
  TRUCKING - 2.3%
Covenant Transport, Inc.(a)          Specialty truckload carrier           132,900        2,093,175
                                                                                      -------------
  TOTAL AUTOS & TRANSPORTATION                                                            5,250,025
CONSUMER DISCRETIONARY - 22.9%
  APPAREL/TEXTILES - 3.8%
Gildan Activewear Inc.(a)            Shirt manufacturer                    113,000        1,906,875
Warnaco Group, Inc. (The)            Apparel manufacturer                   58,300        1,559,525
                                                                                      -------------
                                                                                          3,466,400
  COMMERCIAL SERVICES - 8.7%
Heidrick & Struggles International,
  Inc.(a)                            Executive recruiting                  101,600        1,930,400
RemedyTemp, Inc.(a)                  Staffing services                     120,300        1,624,050
Safety-Kleen Corp.(a)                Industrial waste services             147,375        2,671,172
United Stationers Inc.(a)            Office products distributor            72,900        1,603,800
                                                                                      -------------
                                                                                          7,829,422
  CONSUMER PRODUCTS/SERVICES - 5.4%
Department 56, Inc.(a)               Decorative collectibles                53,400        1,435,125
Kenneth Cole Productions(a)          Footwear/accessories maker             61,900        1,725,462
Midas, Inc.                          Auto service centers franchiser        61,300        1,739,388
                                                                                      -------------
                                                                                          4,899,975
  PRINTING/PUBLISHING - 2.0%
World Color Press, Inc.(a)           Commercial printer                     65,600        1,804,000
  RESTAURANTS - 1.3%
CEC Entertainment, Inc.              Children-oriented casual dining        26,700        1,128,075
  RETAIL - 1.7%
Gadzooks, Inc.(a)                    Teen apparel retailer                  43,300          692,800
Whitehall Jewellers, Inc.(a)         Jewelry store chain                    32,300          862,006
                                                                                      -------------
                                                                                          1,554,806
                                                                                      -------------
  TOTAL CONSUMER DISCRETIONARY                                                           20,682,678

8                       SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
CONSUMER STAPLES - 4.8%
  CONSUMER STAPLES - 4.8%
Del Monte Foods Co.(a)               Canned foods                          145,800    $   2,442,150
International Home Foods, Inc.(a)    Packaged-foods manufacturer           102,100        1,882,469
                                                                                      -------------
  TOTAL CONSUMER STAPLES                                                                  4,324,619
ENERGY - 2.6%
  EXPLORATION & PRODUCTION - 2.6%
Newfield Exploration Co.(a)          Oil & gas producer                     82,600        2,348,937
FINANCIAL SERVICES - 17.4%
  BANKS/THRIFTS - 1.9%
Peoples Heritage Financial Group     New England-based thrift               90,600        1,704,412
  INSURANCE - 5.9%
CNA Surety Corp.                     Surety insurance                       63,100          966,219
Fremont General Corp.                Workers' Comp. insurance               43,700          824,838
HCC Insurance Holdings, Inc.         P & C insurance                        59,100        1,340,831
Radian Group Inc.                    Mortgage insurance                     25,500        1,244,719
StanCorp Financial Group, Inc.(a)    Disability insurance                   32,800          984,000
                                                                                      -------------
                                                                                          5,360,607
  OTHER FINANCIAL SERVICES - 7.8%
American Capital Strategies, Ltd.    Commercial finance                     79,000        1,441,750
ARM Financial Group, Inc.            Investment products                    63,200          537,200
Gabelli Asset Management Inc.(a)     Asset management                      115,400        1,824,762
Heller Financial, Inc.               Commercial finance                     63,500        1,766,094
Raymond James Financial, Inc.        Investment services                    60,500        1,448,219
                                                                                      -------------
                                                                                          7,018,025
  REAL ESTATE INVESTMENT TRUSTS - 1.8%
Prentiss Properties Trust            Office/industrial properties REIT      67,900        1,595,650
                                                                                      -------------
  TOTAL FINANCIAL SERVICES                                                               15,678,694
HEALTH CARE - 8.7%
  HEALTH CARE SERVICES - 0.9%
US Oncology, Inc (a)                 Cancer treatment services              65,600          787,200
  MEDICAL EQUIPMENT/PRODUCTS - 7.8%
Arrow International, Inc.            Disposable catheters producer          55,900        1,446,411
Cooper Companies, Inc. (The)         Eyecare products                       61,400        1,531,163
DENTSPLY International Inc.          Dental products manufacturer           62,000        1,790,250
Wesley Jessen VisionCare, Inc.(a)    Contact lenses manufacturer            71,500        2,314,813
                                                                                      -------------
                                                                                          7,082,637
                                                                                      -------------
  TOTAL HEALTH CARE                                                                       7,869,837

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      9

- PORTFOLIO Holdings as of June 30, 1999 (continued, unaudited)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
MATERIALS & PROCESSING - 5.3%
  PACKAGING/PAPER - 3.2%
Ivex Packaging Corp.(a)              Consumer & industrial packaging       132,500    $   2,915,000
  SPECIALTY CHEMICALS - 2.1%
Spartech Corp.                       Plastics                               59,500        1,881,688
                                                                                      -------------
  TOTAL MATERIALS & PROCESSING                                                            4,796,688
PRODUCER DURABLES - 8.8%
  AEROSPACE RELATED - 3.4%
Kellstrom Industries, Inc.(a)        Resells used aircraft parts            77,600        1,416,200
TriStar Aerospace Co.(a)             Distributes aerospace products        204,200        1,684,650
                                                                                      -------------
                                                                                          3,100,850
  DIVERSIFIED MANUFACTURING - 4.3%
Applied Power Inc.                   Industrial products manufacturer       65,400        1,786,238
Pentair, Inc.                        Diversified manufacturer               44,900        2,054,175
                                                                                      -------------
                                                                                          3,840,413
  ELECTRICAL EQUIPMENT/PRODUCTS - 1.1%
Belden Inc.                          Wire & cable manufacturer              40,400          967,075
                                                                                      -------------
  TOTAL PRODUCER DURABLES                                                                 7,908,338
TECHNOLOGY - 19.6%
  CONTRACT MANUFACTURING - 4.1%
DII Group, Inc.(a)                   Electronics manufacturing              63,200        2,358,150
SCI Systems, Inc.(a)                 Electronics manufacturing              27,600        1,311,000
                                                                                      -------------
                                                                                          3,669,150
  DISTRIBUTION - 1.3%
ScanSource Inc.(a)                   Specialty technology products          55,000        1,189,375
                                                                                      -------------
  ELECTRONIC COMPONENTS - 4.1%
Artesyn Technologies, Inc.(a)        Power supplies                         91,100        2,021,281
CTS Corp.                            Broad line specialty products          24,300        1,701,000
                                                                                      -------------
                                                                                          3,722,281
  OTHER TECHNOLOGY - 5.6%
Black Box Corp.(a)                   Networking/communications              37,700        1,889,712
National Data Corp.                  Data processing services               34,000        1,453,500
Zebra Technologies Corp.(a)          Bar coding equipment                   44,900        1,725,844
                                                                                      -------------
                                                                                          5,069,056

10                      SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  SERVICES - 4.5%
CACI International Inc.(a)           Technology services provider           96,000    $   2,160,000
Keane, Inc.(a)                       Software consulting                    41,300          934,413
Metro Information Services, Inc.(a)  Information technology staffing        55,200          917,700
                                                                                      -------------
                                                                                          4,012,113
                                                                                      -------------
  TOTAL TECHNOLOGY                                                                       17,661,975
                                                                                      -------------
TOTAL COMMON STOCKS - 95.9%
(Cost $73,042,782)                                                                       86,521,791
MONEY MARKET INSTRUMENTS(b)
Yield 4.701% to 4.890%
  due July 1999 to April 2000
  General Mills, Inc. ($3,048,290 Par Value)                                              3,048,290
  Pitney Bowes Credit Corp. ($312,000 Par Value)                                            312,000
  Warner Lambert Corp. ($981,958 Par Value)                                                 981,958
  Wisconsin Corp. Credit Union ($1,701,524 Par Value)                                     1,701,524
                                                                                      -------------
TOTAL MONEY MARKET INSTRUMENTS - 6.7%
(Cost $6,043,772)                                                                         6,043,772
                                                                                      -------------
TOTAL INVESTMENTS - 102.6%
(Cost $79,086,554)                                                                       92,565,563
LIABILITIES LESS OTHER ASSETS - (2.6%)                                                   (2,341,079)
                                                                                      -------------
NET ASSETS - 100.0%                                                                   $  90,224,484
                                                                                      -------------
                                                                                      -------------

a Non-income producing security.

b Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1999.

Based on cost of investments for federal income tax purposes of $79,086,554 on June 30, 1999, net unrealized appreciation was $13,479,009, consisting of gross unrealized appreciation of $16,339,554 and gross unrealized depreciation of $2,860,545.

See accompanying notes to financial statements.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      11

  STATEMENT of Assets & Liabilities as of June 30, 1999 (unaudited)
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $79,086,554)                                        $92,565,563
Receivable for:
  Securities sold                         $  217,707
  Dividends and interest                      80,599
  Fund shares sold                           198,629      496,935
                                          ----------
Organization costs (net of accumulated
  amortization of $21,146)                                  1,095
                                                      -----------
Total assets                                           93,063,593
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $1,348,427
  Fund shares redeemed                     1,379,048
  Comprehensive management fee               109,113
  Fees to unaffiliated trustees                   81
  Organization costs                           2,440    2,839,109
                                          ----------  -----------
Net assets applicable to shares
  outstanding                                         $90,224,484
                                                      -----------
                                                      -----------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           7,358,061
                                                      -----------
                                                      -----------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                          $     12.26
                                                      -----------
                                                      -----------
ANALYSIS OF NET ASSETS
Paid-in capital                                       $78,840,642
Accumulated net realized loss on
  sales of investments                                 (1,855,090)
Unrealized net appreciation of
  investments                                          13,479,009
Accumulated net investment loss                          (240,077)
                                                      -----------
Net assets applicable to shares
  outstanding                                         $90,224,484
                                                      -----------
                                                      -----------

See accompanying notes to financial statements.

12                      SEMI-ANNUAL REPORT - JUNE 30, 1999

  STATEMENT of Operations For the Six Months Ended June 30, 1999 (unaudited)
------------------------------------------------------------------------

Investment income
  Dividends                                         $ 347,765
  Interest                                            181,967
                                                    ---------
Total investment income                               529,732

Expenses:
  Comprehensive management fee                        761,076
  Fees to unaffiliated trustees                         7,388
  Amortization of organization costs                    1,345
                                                    ---------
Total expenses                                        769,809
                                                    ---------
Net investment loss                                  (240,077)

Net realized and unrealized gain (loss) on
  investments:
  Net realized loss on sales of investments          (378,924)
  Net change in unrealized appreciation               981,133
                                                    ---------
Net realized and unrealized gain on investments       602,209
                                                    ---------
Net increase in net assets resulting from
  operations                                        $ 362,132
                                                    ---------
                                                    ---------

See accompanying notes to financial statements.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      13

  STATEMENTS of Changes in Net Assets
------------------------------------------------------------------------

                                                      SIX MONTHS
                                                    ENDED 6/30/99     YEAR ENDED
                                                     (UNAUDITED)       12/31/98
                                                    --------------   -------------
From operations:
  Net investment loss                               $    (240,077)   $    (668,879)
  Net realized loss on sales of investments              (378,924)      (1,476,166)
  Net change in unrealized appreciation                   981,133       (7,833,754)
                                                    --------------   -------------
Net increase (decrease) in net assets resulting
  from operations                                         362,132       (9,978,799)
Distributions to shareholders from:
  Net realized gains                                           --       (1,234,409)
  Return of capital                                            --         (112,960)
                                                    --------------   -------------
Decrease in net assets resulting from
  distributions to shareholders                                --       (1,347,369)
From fund share transactions:
  Proceeds from fund shares sold                       38,514,947       94,550,013
  Reinvestments of capital gain distributions                   0        1,318,065
  Payments for fund shares redeemed                   (83,554,175)    (115,327,102)
                                                    --------------   -------------
Net decrease in net assets resulting from share
  transactions                                        (45,039,228)     (19,459,024)
                                                    --------------   -------------
Total decrease in net assets                          (44,677,096)     (30,785,192)
Net assets at beginning of period                     134,901,580      165,686,772
                                                    --------------   -------------
Net assets at end of period                         $  90,224,484    $ 134,901,580
                                                    --------------   -------------
                                                    --------------   -------------

See accompanying notes to financial statements.

14                      SEMI-ANNUAL REPORT - JUNE 30, 1999

  FINANCIAL Highlights
------------------------------------------------------------------------

                                  SIX MONTHS        YEAR          YEAR          YEAR         YEAR        YEAR
                                ENDED 6/30/99       ENDED         ENDED         ENDED        ENDED       ENDED
                                 (UNAUDITED)      12/31/98      12/31/97      12/31/96     12/31/95    12/31/94
                                --------------------------------------------------------------------------------
Net asset value at
  beginning of period               $ 11.78      $     12.75   $     11.94   $     11.29    $  10.14    $  10.79
                                --------------   -----------   -----------   -----------   ---------   ---------
Income from investment
  operations
    Net investment (loss)
      income                          (0.06)           (0.06)        (0.03)        (0.02)       0.06        0.02
    Net realized and
      unrealized gain (loss)
      on investments                   0.54            (0.79)         3.13          2.94        2.06       (0.19)
                                --------------   -----------   -----------   -----------   ---------   ---------
      Total from investment
        operations                     0.48            (0.85)         3.10          2.92        2.12       (0.17)
                                --------------   -----------   -----------   -----------   ---------   ---------
Less distributions from:
  Dividends from net
    investment income                    --               --            --         (0.01)      (0.06)      (0.02)
  Dividends from net realized
    gains on investments                 --            (0.11)        (2.29)        (2.26)      (0.91)      (0.46)
  Dividends from return of
    capital                              --            (0.01)           --            --          --          --
                                --------------   -----------   -----------   -----------   ---------   ---------
Total distributions                      --            (0.12)        (2.29)        (2.27)      (0.97)      (0.48)
                                --------------   -----------   -----------   -----------   ---------   ---------
Net asset value at end of
  period                            $ 12.26      $     11.78   $     12.75   $     11.94    $  11.29    $  10.14
                                --------------   -----------   -----------   -----------   ---------   ---------
                                --------------   -----------   -----------   -----------   ---------   ---------
Total Return                          4.07%(a)        (6.66%)       26.21%        26.60%      20.95%      (1.52%)
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                        1.52%(b)         1.51%         1.51%         1.53%       1.52%       1.51%
  Ratio of net investment
    (loss) income to average
    net assets                       (0.47%)(b)       (0.43%)       (0.30%)       (0.24%)      0.50%       0.22%
  Portfolio turnover rate               98%(b)          106%          104%          145%        102%         82%
  Net assets, end of period
    (in thousands)                  $90,224      $   134,902   $   165,687   $   105,333    $ 89,203    $ 99,638
                                --------------   -----------   -----------   -----------   ---------   ---------
                                --------------   -----------   -----------   -----------   ---------   ---------

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

a For the six months ended June 30, 1999.

b Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      15

 NOTES to Financial Statements (unaudited)
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Value Plus ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time) each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1998, the Fund had capital loss carryforwards of $1,476,166. This loss may be used to offset future gains arising in tax years through 2006.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

16                      SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

/ / EXPENSES - Expenses arising in connection with a particular fund are allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, are allocated among the three funds comprising Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the period ended June 30, 1999 was $761,076.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the period ended June 30, 1999, fees of $7,388 were paid by the Fund to the unaffiliated trustees.

                                       3
                            FUND SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                        Six Months Ended    Year ended
                                            6/30/99          12/31/98
                                       ---------------------------------
Shares sold                                  3,452,956         7,559,639
Shares issued in reinvestment of
  dividends                                         --           113,150
                                       ------------------  -------------
                                             3,452,956         7,672,789
Less shares redeemed                        (7,549,456)       (9,216,532)
                                       ------------------  -------------
Net decrease in shares outstanding          (4,096,500)       (1,543,743)
                                       ------------------  -------------
                                       ------------------  -------------
Paid-In-Capital                           $ 78,840,642     $ 123,879,870
                                       ------------------  -------------
                                       ------------------  -------------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the period ended June 30, 1999 were as follows:

Cost of purchases                $ 48,952,094
Proceeds from sales                93,054,856

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      17

  REPORT for the Six Months Ended June 30, 1999
------------------------------------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

18                      SEMI-ANNUAL REPORT - JUNE 30, 1999

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606